Rodman & Renshaw Annual Global Investment Conference September 13, 2010 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

PUTNAM
MARION
CITRUS
SUMTER
HERNANDO
LAKE
PASCO
ORANGE
POLK
OSCEOLA
HILLSBOROUGH
INDIAN RIVER
OKEE-CHOBEE
HENDRY
CenterState Bank Central Florida, N.A.
CenterState Bank, N.A.
CenterState Bank of Florida, N.A.
Valrico State Bank

CSFL

Birmingham
Atlanta
Winston-Salem
Tampa
Winter Haven
Corporate Overview
Headquartered in Davenport, FL
$2.3 billion in assets
$1.9 billion in deposits
Company formed:  June 2000
4 Subsidiary Banks; 54 banking
offices in 14 counties throughout
Central Florida
6 of 14 counties of operation rank in the
top 15 fastest growing counties in Florida

Data pro forma for the P&A agreement with TD and the acquisitions of Olde Cypress Community Bank, Independent National Bank, and Community National Bank at Bartow, excluding purchase accounting adjustments.

Recent Initiatives

June 2010 – Opened branch in Vero Beach, Florida to house recently hired team
– Team led by Andy Beindorf, former CEO of ALAB subsidiary Indian River National Bank
July 16, 2010 – Announced the acquisition of Olde Cypress Community Bank, Clewiston, FL ($163mm in assets) from the FDIC
– Will serve as base for team led by John Williams, former CEO of Riverside National Bank and Okeechobee Market
President
July 22, 2010 – Capital Raise - $35 Million
August 8, 2010 – Entered into P&A agreement with TD Bank
– Will acquire four branches in Putnam County, FL with approx. $113mm in deposits and purchase up to $125mm in loans
August  20, 2010 – Announced the acquisition of Independent National Bank, Ocala FL and Community National Bank
at Bartow, Bartow, FL ($210mm in assets) from the FDIC
September 3, 2010 – Announced intention to combine our three national chartered subsidiary banks, subject to regulatory approval
Capital Ratios CSFL  6/30/10 w/ Cap. Raise
Peer
Average
Leverage Ratio 11.30% 12.90% 8.01%
Tang. Common Equity / Tang. Assets 11.06 12.67 5.47
Total Risk-Based Capital Ratio 18.88 21.75 14.71
Source:  SNL Financial, data as of most recent quarter available.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $1 billion or more in total assets.
Assumes net proceeds from capital raise are initially invested in 0% risk-weighted assets.

Management Lift Outs – Team Building
RETAIL/COMMERCIAL BANKING
Vero Beach – Andy Beindorf (former CEO of the $800 million Indian River National Bank ,subsidiary of ALAB) and team of commercial, retail, and residential lenders – 1Q 2010
Okeechobee – John Williams (former CEO of the $3 billion Riverside National Bank and Market President of Okeechobee Region) and team of commercial, retail, and residential lenders – 2Q 2010
Lakeland - Mike Crowell (former Chief Credit Officer of the $800 million Citrus & Chemical Bank in Lakeland, FL) – 1Q 2010
Residential Mortgage – Dave Kopec (former director of residential lending at an $800 million thrift in Lakeland) – 1Q 2010
CORRESPONDENT DIVISION
Silverton Capital Markets and Operations Team – Atlanta, GA and Winston-Salem, NC – 3Q 2009
WEALTH MANAGEMENT
Joe Keating (former CIO of ALAB) and team of two private bankers in Orlando. Joe is a regular contributor to CNBC and Bloomberg, and previously was responsible for the Broker Dealer, Trust Dept. and Correspondent Banking divisions at Alabama National Bank – 2Q 2010
SPECIAL ASSETS
Dan Bockhorst – former special assets manager for the State of Florida for RBC Bank
FINANCE
Jennifer Geckler – former CFO of Bank of Florida Southeast and Bank of Florida Southwest and Treasurer of holding company (BOFL) –
3Q 2010
PREPAID CARD BUSINESS
Tommy McCulley – President of Prepaid Technologies with nearly a decade of experience in prepaid card space – 2Q 2010

CSFL Combined Counties of Operation
Market Share Opportunity

Indian River County, FL
Okeechobee County, FL
Rank Institution Deposits
Market
Share Branches
Deposits per
Branch
($000)
1 Bank of America Corp. 10,920,662 19.38% 122 89,514
2 SunTrust Banks, Inc. 9,574,486 16.99 153 62,578
3 Wells Fargo & Co. 9,226,693 16.38 121 76,254
4 BB&T Corp. 3,916,987 6.95 73 53,657
5 Regions Financial Corp. 3,344,588 5.94 92 36,354
6 CenterState Banks, Inc. 1,675,262 2.97 52 32,217
7 Toronto-Dominion Bank 1,605,970 2.85 38 42,262
8 Fifth Third Bancorp 1,131,031 2.01 30 37,701
9 Villages BanCorp., Inc. 817,150 1.45 9 90,794
10 Tampa Banking Co. 786,536 1.40 9 87,393
Source: FDIC and SNL Financial
Deposit data as of 6/30/09
Market share data for CSFL’s combined counties of operation, excluding Orange County.  Pro forma to include agreement with TD and acquisitions of Olde Cypress Community Bank, Community National Bank at Bartow, and Independent National Bank.
Excludes Orange County in which CSFL has $20.0 million in deposits and 1 branch.
Deposits per
Deposits Market Branch
Rank Institution ($000) Share Branches ($000)
1 Bank of America Corp. $111,795 22.13% 2 $55,898
2 Seacoast Banking Corp. of Florida 106,171 21.01 3
35,390
3 Riverside Banking Co. 97,898 19.38 1
97,898
4 PNC Financial Services Group Inc. 79,337 15.70 1 79,337
5 SunTrust Banks Inc. 69,003 13.66 1 69,003
6 Regions Financial Corp. 32,668 6.47 1 32,668
7 First Bank and Trust Co. of Indiantown 8,356 1.65 1 8,356
Deposits per
Deposits Market Branch
Rank Institution ($000) Share Branches ($000)
1 Wells Fargo & Co. $1,106,210 28.96% 8 $138,276
2 PNC Financial Services Group Inc. 486,570 12.74 7 69,510
3 Bank of America Corp. 426,851 11.18 7 60,979
4 SunTrust Banks Inc. 309,454 8.10 6
51,576
5 Royal Bank of Canada 308,047 8.06 6 51,341
6 Northern Trust Corp. 288,825 7.56 2 144,413
7 Seacoast Banking Corp. of Florida 207,751 5.44 8 25,969
8 Riverside Banking Co. 184,591 4.83 4 46,148
9 BU Financial Corp. 169,623 4.44 2 84,812
10 Marine Bank & Trust Co. 120,832 3.16 2 60,416

Priorities and Goals
Achieve Return on Average Assets of 1.00%
Surpass $5 billion in assets
Expand into new markets with demographics similar to
Central Florida
Remain highly capitalized
Strategic Goals
(3 – 5 Years)
Near-Term
(18 – 24 Months)
Acquire banking institutions through FDIC assisted transactions
Reduce the level of problem assets
Leverage Correspondent Banking Division
Evaluating  future strategic whole-bank opportunities

80%
60%
40%
20%
0%
-20%
-40%
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

CSFL

NEAR-TERM DRIVERS
1. Home sales up significantly
2. Foreclosure filings down
3. Consumer and commercial
deleveraging continues
Florida Outlook –
Long Slow Recovery
Source: Florida Legislature Office of Economic and Demographic Research

Florida Home Sales - YoY % Change
1995-2009
Debt Overhang +
Low Loan
Growth
Opportunities
= Bank Consolidation

GEORGIA
FLORIDA
UNITED STATES
Gulf of Mexico
Atlantic Ocean
Pensacola
Crestview
Bonifay
Chipley
DeFuniak Springs
Lynn Haven
Panama City
Port St. Joe
Apalachicola
Bainbridge
Thomasville
Quincy
Tallahassee
Monticello
Valdosta
Perry
Mayo
Live Oak
Jacksonville
St. Augustine
Starke
Gainesville
Palatka
Palm Coast
Ormond Beach
Daytona Beach
Ocala
De Land
Eustis
Orlando
Titusville
Merritt Island
Kissimmee
Melbourne
Palm Bay
Spring Hill
Brooksville
Clearwater
Tampa
Lakeland
Bartow
St. Petersburg
Bradenton
Sarasota
Venice
Wauchula
Sebring
Okeechobee
Fort Pierce
Port St. Lucie
Port Charlotte
Arcadia
Cape Coral
Immokalee
Belle Glade
Boynton Beach
Boca Raton
Coral Springs
Fort Lauderdale
Pembroke Pines
Hollywood
Miami
Everglades National Park
Straits of Florida
Key West
Florida Keys

FDIC Opportunities [1]

Institutions	Branches	Deposits ($bn)
64	481	30.6

Unassisted Opportunities [2]

Institutions	Branches	Deposits ($bn)
58	506	34.1

CSFL

Positioned for FDIC Transaction Opportunities

Source:  SNL Financial, data as of most recent quarter available.
(1)FDIC Opportunities include banks and thrifts in Florida with Texas Ratios greater than 100%.
(2)Unassisted Opportunities include banks and thrifts in Florida with Texas Ratios between 50% and 100%.
Prior FDIC acquisition experience
–
Ocala National Bank
–
Olde Cypress
–
Community National Bank at Bartow
–
Independent National Bank
Many seasoned executive teams within
the Holding Company – 12 bankers
with prior community bank CEO
experience
Recent hires with significant
executive and workout experience

500,000
400,000
300,000
200,000
100,000
0
-100,000
-200,000
Natural Increase
Net Migration
1969-70
1974-75
1979-80
1984-85
1989-90
1994-95
1999-00
2004-05
2009-10
2014-15
2019-20
2024-25
2029-30

CSFL

LONG-TERM DRIVERS
1. Housing more affordable
2. Baby-Boomers nearing
retirement age
3. Net migration to return
4. 72 degrees in January
Florida Outlook
Long-Term Future Still Bright
Source: Florida Legislature Office of Economic and Demographic Research

Florida’s Population Growth

Birmingham
Atlanta
Winston-Salem
Tampa
Winter Haven
Correspondent Banking Division
Primary business lines
– Bond Sales
– Fed funds
– Safekeeping, bond accounting, and
asset/liability consulting services
Customer base –
508 community banks
Opportunity
– Bank Clearing & Cash Management
– Talent Recruiting / M&A
Division Contribution

($000s, except per share)
2Q09 3Q09 4Q09 1Q10 2Q10
Net Interest Income $1,975 $1,813 $1,656 $1,526 $1,319
Non-Interest Income 2,670 6,011 7,468 6,622 7,758
Non-Interest Expense (2,038) (5,312) (6,512) (6,164) (6,740)
Income Tax Expense (881) (967) (1,006) (764) (900)
Net Income Impact $1,726 $1,545 $1,606 $1,220 $1,437
EPS Impact $0.14 $0.07 $0.06 $0.05 $0.05
Management lift out from RBC (formerly ALAB) and Capital Markets Division of Silverton (66 employees)

2005 – 2009 CAGR: 16.1%
1,500
1,200
900
600
300
0
350
234
347
189
308
25%
16%
24%
13%
22%
2005
2006
2007
2008
2009
6/30/10
DDA
NOW
MMDA & Savings
Retail Time
Jumbo Time

2006 – 6/30/10 CAGR: 18.3%
60,000
40,000
20,000
0
8,811
32,024
10,579
32,280
13,191
40,822
11,001
43,974
12,025
54,561
12,103
58,136
2005
2006
2007
2008
2009
6/30/10
Time Deposits
Core Deposits

CSFL

Core Deposit Focus
Approximately 70,239 total accounts - $20,322 average balance per account
Ocala National Bank (FDIC assisted) – Core deposits up 22%
Total Deposits ($MM) Number of Deposit Accounts
Core deposits defined as non-time deposits.

Consumer / Other 6%
Commercial & Industrial 9%
Construction, A&D, & Land 11%
Residential Real Estate 27%
Commercial Real Estate 47%

CSFL

Loan Portfolio
Total Loans by Type (%)
Total Loans Detail
Construction, Development, & land represents only 11% of the total portfolio

Loan Type
No. of
Loans
6/30/10
Balance
Avg Loan
Balance
Residential Real
Estate
2,619 $249MM $95,000
Commercial Real
Estate
1,073 442MM 412,000
Construction,
A&D, & Land
565 106MM 188,000
Commercial &
Industrial
971 88MM 90,000
Consumer /Other 2,117 57MM 27,000
Total 7,345 $942MM $128,000

Commercial Real Estate & Construction Loans
Commercial Real Estate by Type Construction Loans by Type
$442 million (47% of total loan portfolio)
5% Non-Accrual
55% owner-occupied
* CRE concentration – 143% vs 300%
$106 million (11% of total loan portfolio)
10% Non-Accrual
* C&D concentration – 40% vs 100%

Data as of 6/30/10.
% of Average
Total Size
Loans ($000)
0.0% $294
0.0      332
0.1      135
0.2      130
0.3      1,186
0.4      315
0.4      1,285
0.9      288
1.0      715
3.5      93
4.5      333
11.3% $188
$42.4
$33.3
$9.3
$8.4
$3.9
$3.5
$2.4
$2.1
$0.8
$0.3
$0.3
$0mm $10mm $20mm $30mm $40mm $50mm
Raw Land – Commercial
SF Building Lots
Developed Land
Raw Land – Residential
Const. – Church/Education
Const. – SF Owner
Const. – Industrial
Raw Land – Agriculture
Const. – Spec Home
Const. – Other
Const. – Restaurant
% of Average
Total Size
Loans ($000)
0.4% $709
0.4 831
0.5 360
0.9 246
1.4 612
1.4 357
1.9 253
2.6 540
3.0 493
3.1 600
3.5 547
4.3 583
4.9 457
7.5 400
10.9 318
46.9% $412
$3.5
$4.2
$4.7
$8.9
$12.9
$12.9
$18.2
$24.8
$28.1
$29.4
$32.8
$40.8
$46.6
$71.1
$102.8
$0mm $25mm $50mm $75mm $100mm $125mm
Office Buildings
Retail
All Other CRE
Church and Education
Warehouse
Strip Center
Industrial
Medical
Multi-family Residential
Restaurant
Mini Warehouse
Agriculture
Mobile Home Park
Hotel/Lodging
Aviation

90
75
60
45
30
15
0
Amount ($MM)
1Q 09
2Q 09
3Q 09
4Q09
1Q10
2Q10
30 - 89 days past due
90 days and nonaccrual
OREO and repo

15.00
10.00
5.00
0.00
NPAs / Loans & OREO (%)
11.57
6.70
6.28
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
CSFL
Southeastern Peers
Florida Peers

3.00
2.00
1.00
Reserves / Loans (%)
2.89
2.57
2.31
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
CSFL
Southeastern Peers
Florida Peers

6.00
4.00
2.00
0.00
NCOs / Avg Loans (%)
2.10
2.01
1.67
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
CSFL
Southeastern Peers

CSFL

Credit Quality Trends
NPAs / Loans & OREO (%)
Net Charge-Offs / Avg. Loans (%)
Problem Loan Trends ($MM)
Reserves / Loans (%)
•
ALLL / NPL ratio of 46% versus 36% for Florida Peers (MRQ)

Source: SNL Financial and Company filings.
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $1 billion or more in total assets.

Non-Performing Loans
Other Real Estate Owned
$52,070,000 (5.53% of Gross Loans)
30% of NPLs are current
79% of legal unpaid loan balance, net of specific reserves
$11,144,000
57% of legal unpaid loan balance at
repossession date
Residential Real
Estate
$14,844K
(87 loans)
Commercial Real Estate
$24,848K
(55 loans)
Construction,
A&D, & Land
$11,401K
(46 loans)
Commercial
$512K
(19 loans)
Consumer  / Other
$465K
(27 loans)

Commercial Buildings
(15)
$5,609K
Mobile Homes
w/ Land
(6)
$151K
Vacant Land
(14 parcels of land)
$2,185K
Mixed Properties
$187K
Single Family Homes
(22)
$1,783K
Residential Lots
(50)
$1,229K
Data as of 6/30/10
NonPerforming Assets

2,000
1,500
1,000
500
-
Total Assets ($MM)
2005 – 2009 CAGR 19.0%
872
68
1,077
1,009
1,217
150
1,067
1,333
1,751
181
1,570
1,821
2005
2006
2007
2008
2009
6/30/10
CSFL Assets
Assets Acquired

100
80
60
40
20
0
Loans/Deposits (%)
72
74
86
90
73
66
2005
2006
2007
2008
2009
6/30/10

CSFL

Organic Growth & Earnings Potential
Total Asset Growth Loans / Deposits (%)
Loans / Deposits ratio
CenterState Banks, Inc.  – 66%
Southeastern Peers Average  – 86%
Florida Peers Average  – 84%
Loans
$517 $658 $841 $892 $959 $942
Deposits
717 893 973 994 1,305 1,427
Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $1 billion or more in total assets.

Net Income ($MM)
10.00
5.00
0.00
(5.00)
(10.00)
6.33
8.46
7.80
3.42
(6.22)
1.30
2005
2006
2007
2008
2009
YTD 2010

Pre-Tax, Pre-Provision Income ($MM)
Pre-Tax, Pre-Provision ROAA (%)
$30
$20
$10
$0
1.60
1.20
0.80
0.40
0.00
1.38
1.43
1.22
0.98
0.99
1.36
11.1
14.0
14.6
12.2
17.5
24.3
2005
2006
2007
2008
2009
2010*
Pre-Tax, Pre-Provision Income
PTPP ROAA

Net Interest Margin (%)
4.40
4.00
3.60
3.20
2.80
3.61
3.75
3.88
3.54
3.16
3.14
3.42
3.27
3.54
3.33
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Non Interest Inc / Operating Rev (%)
50.0
40.0
30.0
20.0
10.0
43.58
23.00
17.15
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
CSFL
Southeastern Peers
Florida Peers

CSFL

Profitability
Pre- Tax, Pre-Provision Income & ROAA
(%)
Non Interest Inc / Op. Revenue (%)
Net Income ($MM)
Net Interest Margin (%)

Source: SNL Financial and Company filings.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $1 billion or more in total assets.
*Annualized

Conservative Balance Sheet
Loans / Assets of 52%
as of 06/30/10
Constr/A&D/Land loans represent 11% of total loans versus 21%
for Southeastern peers and 12% for Florida peers
NPAs
/ Assets of 3.51% versus 4.44% for Southeastern peers and
5.77% for Florida peers
Robust capital position
*
•
TCE and Tier 1 leverage ratios of 12.7% and 12.9%
at 06/30/10
Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include publicly traded banks and thrifts headquartered in Florida with $1 billion or more in total assets.
*Proforma to include capital raise of $35 million

Summary
Energetic, experienced local management team taking
advantage of opportunities
Significant organic growth opportunities
Increased FDIC-assisted deals coming to our market in the next
6 – 9 months
Unprecedented opportunities to add shareholder value